UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



             Date of Report (Date of earliest reported) May 5, 2003
                                                        -----------

                            SFBC International, Inc.
                            ------------------------
             (Exact name of registrant as specified in its chapter)

            Florida                     001-16119              59-2407464
            -------                     ---------              ----------
 (State or other jurisdiction          (Commission            (IRS Employer
       of incorporation                File Number)        Identification No.)



             11190 Biscayne Blvd., Miami, Florida             33181
             ------------------------------------             -----
           (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: 305-895-0304





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Press release of SFBC International, Inc., dated May 5, 2003

ITEM 9. REGULATION FD DISCLOSURE
ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION

         SFBC International, Inc., a Delaware corporation, furnishes its press release dated May 5, 2003 which is attached as an exhibit to this Current Report on Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SFBC International, Inc.



                                        By: /s/ Arnold Hantman
                                            ------------------
                                             Arnold Hantman,
Date:  May 6, 2003                           Chief Executive Officer